UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2026

CTO Realty Growth, Inc.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-11350 (Commission File Number)	59-0483700 (IRS Employer Identification No.)
	369 N. New York Avenue, Suite 201 Winter Park, Florida (Address of principal executive offices)	32789 (Zip Code)

Registrant’s telephone number, including area code: (407) 904-3324

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

.01

Title of each class:	Trading Symbols	Name of each exchange on which registered:
Common Stock, $0.01 par value per share	CTO	NYSE
6.375% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	CTO-PA	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed by CTO Realty Growth, Inc., a Maryland corporation (the ”Company”), the Company and certain subsidiaries of the Company previously entered into a Credit Agreement, dated as of September 30, 2024, with KeyBank National Association, as administrative agent (“KeyBank”), and certain other lenders named therein (as amended prior to September 29, 2026, the “Original KeyBank Credit Agreement”).

On September 29, 2026, the Company and certain subsidiaries of the Company entered into an Amended and Restated Credit Agreement with KeyBank and certain other lenders named therein to amend and restate the Original KeyBank Credit Agreement in its entirety (the “Amended and Restated Credit Agreement”). The Amended and Restated Credit Agreement provides for:

●	a $400,000,000 senior unsecured revolving credit facility maturing in September 2030, with two six-month extension options (the “Revolving Facility”);
●	a $150,000,000 senior unsecured term loan credit facility maturing in September 2029 (the “2029 Term Loan Facility”);
●	a $150,000,000 senior unsecured term loan credit facility maturing in September 2030 (the “2030 Term Loan Facility”);
●	a $150,000,000 senior unsecured term loan credit facility maturing in September 2031 (the “2031 Term Loan Facility”); and
●	a $150,000,000 senior unsecured term loan credit facility maturing in March 2032 (the “2032 Term Loan Facility” and, together with the Revolving Facility, the 2029 Term Loan Facility, the 2030 Term Loan Facility, and the 2031 Term Loan Facility, the “Facilities”),

subject to an increase in the aggregate amount of the Facilities up to an aggregate commitment of $1,500,000,000 in accordance with the terms of the Amended and Restated Credit Agreement.

The Facilities were provided by a syndicate of banks led by KeyBank as administrative agent. Co-syndication agents included Bank of America, N.A., The Huntington National Bank, PNC Bank, National Association, Regions Bank, Truist Bank, and Wells Fargo Bank, N.A. Additional participating banks included Associated Bank, National Association, Pinnacle Bank, Raymond James Bank, and Santander.

Borrowings under the Amended and Restated Credit Agreement bear interest at a rate equal to either (i) the Applicable Margin plus the Base Rate (each as defined in the Amended and Restated Credit Agreement), (ii) the Applicable Margin plus Daily Simple SOFR (as defined in the Amended and Restated Credit Agreement) or (iii) the Applicable Margin plus Term SOFR (as defined in the Amended and Restated Credit Agreement).

The Company is subject to customary restrictive covenants under the Amended and Restated Credit Agreement, including, but not limited to, limitations on the Company’s ability to: (i) incur indebtedness; (ii) make certain investments; (iii) incur certain liens; (iv) engage in certain affiliate transactions; and (v) engage in certain major transactions such as mergers. In addition, the Company is subject to various financial maintenance covenants as described in the Amended and Restated Credit Agreement.

The foregoing description of the Amended and Restated Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Amended and Restated Credit Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

On September 29, 2026, in connection with the Company’s entry into the Amended and Restated Credit Agreement, the Company repaid all obligations outstanding under that certain Second Amended and Restated Credit Agreement, dated as of September 7, 2017, among the Company, certain subsidiaries of the Company, Bank of Montreal, as administrative agent, and certain other lenders named therein (as amended, the “BMO Credit Agreement”). As a result, the BMO Credit Agreement was terminated and the obligations thereunder were discharged.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On September 30, 2026, the Company issued a press release (the “press release”) announcing the Company’s entry into the Amended and Restated Credit Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for any purpose, including for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, unless it is specifically incorporated by reference therein.

The furnishing of the press release is not intended to constitute a representation that such furnishing is required by Regulation FD or other securities laws, or that the press release includes material investor information that is not otherwise publicly available. In addition, the Company does not assume any obligation to update such information in the future.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1

Amended and Restated Credit Agreement, dated September 29, 2026, among the Company, the Guarantors party thereto, KeyBank National Association, as Administrative Agent, and Certain Other Lenders Named Therein.

99.1	Press Release issued September 30, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2026

CTO Realty Growth, Inc.

By: /s/ Philip R. Mays

Philip R. Mays, Senior Vice President, Chief Financial Officer, and Treasurer